                          OPPENHEIMER VALUE FUND/VA
                 Series of Oppenheimer Variable Account Funds
                   Supplement dated January 1, 2007 to the
                       Prospectus dated April 30, 2006

This  supplement  amends the  Prospectus  dated April 30, 2006 of  Oppenheimer
Value Fund/VA (the "Fund") and is in addition to any existing supplements.

The Prospectus is revised as follows:

1.    The  section  titled  "Fees and  Expenses  of the  Fund" is  amended by adding the  following  paragraph  as  footnote 1 below the table  titled
      "Annual Fund Operating Expenses":

      "1. The  Management  fee is shown  without  giving effect to a voluntary expense waiver by the Manager.  That expense waiver has no impact on the
      Fund's  "Management  Fees"  or the  "Total  Annual  Operating  Expenses"
      during  its last  fiscal  year.  That  voluntary  expense  waiver may be amended or withdrawn at any time.  That waiver is described in "Advisory
      Fees" on page 7."

      The paragraph  beginning  "Expenses may vary in future years" below such table now becomes footnote 2.

2.    The section titled  "Advisory  Fees" on page 7, under "How the Fund is
      Managed," is amended by  replacing  the first  paragraph of the section with the following:

      "Under the investment advisory  agreement,  the Fund pays the Manager an advisory  fee at an annual rate that  declines on  additional  assets as the Fund grows:  0.75% of the first $200  million of average  annual net assets, 0.72% of the next $200 million,  0.69% of the next $200 million,
      0.66% of the next $200  million,  and 0.60% of the  average  annual  net assets over $800  million.  Effective  January 1, 2007,  the Manager has voluntarily  agreed to an  expense  waiver of any  total  expenses  over
      1.25% on an annual basis. The expense waiver is a voluntary  undertaking and may be terminated by the Manager at any time. The Fund's  management fee for its fiscal year ended  December 31, 2005 was 0.75% of the Fund's average annual net assets."

January 1, 2007                                                     PS0642.002